Business Combinations	6 Months Ended
Jun. 30, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Business Combination	Business Combinations
Aquadrill acquisition
On the Closing Date, Seadrill completed the acquisition of Aquadrill, an offshore drilling rig owner. Pursuant to the Merger Agreement, Merger Sub merged with and into Aquadrill, with Aquadrill surviving the Merger as a wholly owned subsidiary of Seadrill. In connection with the Merger, and pursuant to the Merger Agreement, Seadrill exchanged consideration consisting of (i) 29.9 million Seadrill common shares, (ii) $30 million settled by tax withholding in lieu of common shares, and (iii) cash consideration of $1 million. At the Closing Date, Aquadrill unitholders represented approximately 37% of Seadrill's post-Merger issued and outstanding Shares.

As a result of the Merger, Seadrill acquired Aquadrill’s four drillships, one semi-submersible and three tender-assist units. On May 19, 2023, Seadrill entered into definitive sale and purchase agreements to sell the three tender-assist units (T-15, T-16, and West Vencedor), acquired in the Merger, with an agreed aggregate sale price of approximately $84 million. The sale completed on July 28, 2023.
In connection with this acquisition, the Company incurred $3 million and $16 million of acquisition and integration related expenses during the three months ended June 30, 2024 and 2023, respectively, and $5 million and $19 million of acquisition and integration related expenses during the six months ended June 30, 2024 and 2023, respectively. These expenses are included in "Merger and integration related expenses" on the Consolidated Statements of Operations. In addition, the Company incurred $4 million of issuance costs at acquisition, which have been reflected against the fair value of the Shares as a reduction to "Additional paid-in capital" in the Consolidated Statements of Changes in Shareholders' Equity.

We used a convenience date of April 1, 2023 (the "Convenience Date") to account for this acquisition and have recorded activity from the Convenience Date in Seadrill's results.

Pro forma financial information
The following unaudited pro forma summary presents the results of operations as if the Merger had occurred on February 23, 2022, the date the Company emerged from Chapter 11. The pro forma summary uses estimates and assumptions based on information available at the time. We believe the estimates and assumptions are reasonable, however, actual results may have differed significantly from this pro forma financial information. The pro forma information does not purport to be indicative of results of operations that would have occurred had the Merger occurred on the basis assumed above, nor is such information indicative of our expected future results. The pro forma results of operations do not reflect any cost savings or other synergies that might have been achieved from combining the operations or any estimated costs that have not yet been incurred to integrate Aquadrill assets.

(In $ millions, except per share data)	Three months ended June 30, 2023	Six months ended June 30, 2023
Operating revenue	414	758
Net income	82	121
Basic EPS ($)	1.03	1.52
Diluted EPS ($)	1.02	1.50
These pro forma amounts have been calculated after adjusting the results to reflect (i) the additional depreciation and amortization that would have been charged assuming the fair value adjustments to drilling units and off-market contract liabilities had been applied from February 23, 2022, and (ii) removal of any pre-acquisition revenues and expenses between Seadrill and Aquadrill.
On July 28, 2023, the Company completed the sale of the tender-assist units. The table below summarizes the results of operations related to the tender-assist units included in the pro forma results of operations:

(in $ millions)	Three months ended June 30, 2023	Six months ended June 30, 2023
Operating revenue	6	12
Loss from continuing operations	(2)	(3)